Expanding Our Leading Energy Platform Complementary Assets and Highly Accretive Transaction

(i) the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the transaction that could reduce anticipated benefits or cause the parties to abandon the transaction, (ii) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, (iii) the possibility that stockholders of CRC may not approve the issuance of new shares of common stock in the transaction, (iv) the risk that any of the other closing conditions to the transaction may not be satisfied in a timely manner, (v) transaction costs, (vi) unknown liabilities, (vii) the risk that any announcements relating to the transaction could have adverse effects on the market price of CRC’s common stock, (viii) the ability to successfully integrate the businesses, (ix) the ability to achieve projected operational and capital synergies and the risk it may take longer than expected to achieve those synergies, (x) the risk the pending transaction could distract management from ongoing operations, (xi) the effects of disruption to CRC’s or Aera’s respective businesses and operations, including the ability of CRC and Aera to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers, (xii) the ability of CRC to obtain the required debt financing pursuant to its commitment letters and, if obtained, the potential impact of additional debt on CRC’s business and the financial impacts and restrictions due to the additional debt, (xiii) risks related to potential litigation brought in connection with the transaction, (xiv) risks related to financial community and rating agency perceptions of CRC or Aera or their respective businesses, operations, financial condition and the industry in which they operate, (xv) risks related to the potential impact of general economic, political and market factors on CRC, Aera or the transaction and (xvi) those expressed in its forward-looking statements including those factors discussed in Part I, Item 1A – Risk Factors in CRC's Annual Report on Form 10-K and its other SEC filings available at www.crc.com. Cautionary Note Regarding Forward-Looking Statements This communication contains statements that CRC believes to be “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than historical facts are forward-looking statements, and include statements regarding the benefits of the transaction, CRC's future financial position and operating results, business strategy, projected revenues, earnings, costs, capital expenditures and plans, objectives and intentions of management for the future. Words such as "expect," "could," "may," "anticipate," "intend," "plan," “ability,” "believe," "seek," "see," "will," "would," "estimate," "forecast," "target," "guidance," "outlook," "opportunity" or "strategy" or similar expressions are generally intended to identify forward-looking statements. Such forward-looking statements are based upon the current beliefs and expectations of the management of CRC and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in, projected in, or implied by, such statements. Although CRC believes the expectations and forecasts reflected in its forward-looking statements are reasonable, they are inherently subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond CRC's control. No assurance can be given that such forward-looking statements will be correct or achieved or that the assumptions are accurate or will not change over time. Particular uncertainties that could cause CRC's actual results to be materially different from those described in the forward-looking statements include: Forward-Looking / Cautionary Statements – Certain Terms CRC cautions you not to place undue reliance on forward-looking statements contained in this communication, which speak only as of the filing date, and CRC is under no obligation, and expressly disclaims any obligation to update, alter or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise. This communication contains information from third party sources, including information from Aera regarding its assets, operations and results. This data may involve a number of assumptions and limitations. CRC has not independently verified such third-party information and does not warrant the accuracy or completeness of such information. 2 Additional Information and Where to Find It This communication may be deemed to be solicitation material in respect of the transactions contemplated by the merger agreement pursuant to which California Resources Corporation (“CRC”) has agreed to combine with Aera Energy, LLC (“Aera”) (the “Merger Agreement”), including the proposed issuance of CRC’S common stock pursuant to the Merger Agreement. In connection with the transaction, CRC will file a proxy statement on Schedule 14A with the U.S. Securities and Exchange Commission (“SEC”), as well as other relevant materials. Following the filing of the definitive proxy statement, CRC will mail the definitive proxy statement and a proxy card to its stockholders. INVESTORS AND SECURITY HOLDERS OF CRC ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CRC, Aera, THE TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain copies of the proxy statement (when available) as well as other filings containing information about CRC, Aera and the transaction, without charge, at the SEC’s website, www.sec.gov. Copies of documents filed with the SEC by CRC will be available, without charge, at CRC’s website, www.crc.com. Non-GAAP Financial Measures: This presentation contains certain financial measures that are not prepared in accordance with generally accepted accounting principles (“GAAP”). These measures are identified with an “*” and include Adjusted EBITDAX, PV-10, Leverage Ratio, Net Debt, Liquidity and Free Cash Flow. For all historical non-GAAP financial measures please see the Investor Relations page at www.crc.com for a reconciliation to the nearest GAAP equivalent and other additional information. CRC is unable to provide a reconciliation of non-GAAP financial measures contained in this presentation that are presented on a forward-looking basis for the described transaction because CRC is unable, without unreasonable efforts, to estimate and quantify the most directly comparable GAAP components, largely because predicting future operating results is subject to many factors outside of CRC's control and not readily predictable and that are not part of CRC's routine operating activities, including various economic, regulatory, political and legal factors. Participants in Solicitation CRC and its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the transaction. Information about the directors and executive officers of CRC is set forth in the proxy statement for CRC’s 2023 Annual Meeting of Stockholders, which was filed with the SEC on March 16, 2023. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the transaction when it becomes available.

Complementary Combination, Higher Returns & Enhanced Platform

A DIFFERENT KIND OF ENERGY COMPANY

CRC + AERA

TRANSACTION SUMMARY

Transaction Value[1]

$2.1B

Pro Forma CRC Ownership

77%

CRC to Issue 21.2 Million Shares

$500MM Committed Bridge Financing

CRC to Lead Combined Business

CPP Investments and IKAV Will Appoint 2 New Directors to CRC's Board

ATTRACTIVELY PRICED AND ACCRETIVE TO KEY FINANCIAL METRICS

- Priced at 2.6x EV[1]/2024E Adj. EBITDAX*; Expected to more than double CRC's 2024E free cash flow*

CREATES SCALE, ENHANCES ASSET DURABILITY

- Expecting to more than double CRC's oil production; Oil % increases from 60% to 76%

EXPANDS CALIFORNIA'S LEADING ENERGY AND CARBON PLATFORM

- Doubles CTV's premium CO_2 pore space capacity and improves ability to service emissions in San Joaquin Basin

SIGNIFICANT SYNERGIES WITH UPSIDE

- Expect ~$150MM in ongoing synergies within 15 months post close *(assuming consistent activity set);* ~10% improvement in pro forma 2024E breakeven price[2]

MAINTAIN STRONG BALANCE SHEET & SHAREHOLDER RETURNS STRATEGY

- Expect leverage ratio* of <0.5x within 12 months post close; Increase SRP to $1.35B and expecting to raise quarterly dividend post close

See Slide 16 "Assumptions, Estimates and Endnotes" and for information regarding pro forma 2024 estimates.

3

Aera Assets Overview

HIGH QUALITY ASSETS

- Vast, conventional, low-decline, 95% oil-weighted
- Acreage position largely held in fee
- Long history of successful infill developments
- Owned in-field infrastructure

STRONG FREE CASH FLOW GENERATION

- Strong revenue based on Brent-index pricing
- Low royalty burden with 95% average NRI that leads to strong margins
- 25 years of profitable and safe operations[2]

SIGNIFICANT CARBON POTENTIAL

- CCS/CO_2 storage potential:
  - Belridge: Class VI EPA permit application for 27MMT submitted and on track for 2025 approval[2]
  - Coles Levee: CRC plans to submit an additional Class VI EPA permit for ~27MMT of CO_2 storage post close
- Additional carbon management opportunities with Direct Air Capture(DAC) and solar

TOP TIER, PROVEN OPERATOR

- Strong focus on the environment and regulatory compliance
- More than 25 years as a trusted California operator
- Legacy Exxon and Shell JV; acquired by investment firms IKAV and Canada Pension Plan Investment Board (CPP Investments)

Combining With California's Second Largest Oil Producer[1]



San Ardo
Net Acres:~4,250
NRI:90%
Coalinga
Net acres: ~10,600
NRI: 95%
Belridge
Net acres: ~28,500
NRI:94%
Midway Sunset
Net acres: ~14,800
NRI: 94%
Other
Net acres: ~171,350
Ventura
Net acres: ~5,500
NRI: 85%
Coles Levee
Elk Hills
Bakersfield
MONTEREY
KINGS
SANTA BARBARA
Others
Chevron
2023E
Top California Oil Producers[1]
AERA
CRC Operating Areas
Aera Operating Areas
Aera's Net Mineral Acres
FEE MINERAL
LEASEHOLD

See Slide 16 "Assumptions, Estimates and Endnotes".

4

California’s Premier Energy Platform 5 Pro Forma Operating Metrics 3Q23 Net Total Production (MBOED) 85 76 161 3Q23 Oil (%) 60% 95% 76% PDP Decline (%) 10% - 15% 10% - 15% 10% - 15% NRI (%) 86% 95% 91% Net Mineral Acres (‘000s) 1,692 220 1,912 2022 Reserves1 (MMBOE) 417 262 679 Financial Estimates (to be updated post close) ’24E Adj. EBITDAX* ($MM) $690 - $765 $770 - $850 $1,460 - $1,615 ’24E Free Cash Flow* ($MM) (before synergies) $270 - $300 $380 - $420 $650 - $720 ’24E Leverage Ratio* 0.0x 0.7x <0.5x 2024E CMB Metrics SJB Storage Capacity (MMT) 46 542 100 Class VI Permits Filed with the EPA 6 22 8 Surface Net Acres (‘000s) 102 100 202 BTM Solar Projects Capacity (MW) 38MW 50MW 88MW Complementary Assets See Slide 16 “Assumptions, Estimates and Endnotes” and for information regarding pro forma 2024 estimates. Operating and Financial Metrics Cashflow Carbon California Higher Less Better Midway Sunset Belridge

Strengthening Our Carbon TerraVault Story

A DIFFERENT KIND OF ENERGY COMPANY

Doubling Premium Pore Space in The San Joaquin Basin

- Acquiring **large, fee simple[1] and bolt-on assets** helps streamline storage development
- **Up to 54MMT of additional CO_2 storage potential**
    - Class VI permit filed for 27MMT of CO_2 storage, on track for 2025 approval
    - CRC plans to submit an additional Class VI permit for ~27MMT of CO_2 storage[2]

Increasing Economic Potential

- New reservoirs would be eligible to be presented to CTV JV, potential for **Brookfield contributions[3]** *($10/MT buy-in for the estimated metric tons of storage capacity net to Brookfield's 49% percent ownership in the CTV JV)*
- **Incremental pore space has potential EBITDA*,3 of $70MM to $180MM** *(CTV type curve "storage only" to "full service" business model over a standardized 40-year project life and fully subscribed)*

Aligning CRC with California's Decarbonization Goals

- New ownership of Aera's brownfield emissions and sequestration **reservoirs improves integrated project economics** and **unlocks a faster path to decarbonization**
- Able to provide carbon storage for 100MMT of emissions in the San Joaquin Basin
- **Adds additional emissions reducing opportunities with Solar and DAC**
- Positions **CRC** as **California's Decarbonization Operator of Choice**



Carbon Frontier
Belridge
A1-A2
26R
Elk Hills
Coles Levee
~100MMT
Premium CO_2 Storage Space Capacity in SJB[2]
Gas Pipelines
Oil Pipelines
CRC Fee Simple
Aera Fee Simple



Est. Final EPA Class VI Permit Receipt[4]
1H24
2H24
1H25
To Be Announced
38 MMT
8 MMT
27 MMT
~27 MMT
CTV I (26R)
CTV I (A1 - A2)
Carbon Frontier
Coles Levee[2]

See Slide 16 "Assumptions, Estimates and Endnotes".

6

Expanding Cash Flow and Free Cash Flow Generation $0 $300 $600 $900 Accretive to Operating Cash Flow Per Share Resilient Free Cash Flow* Generation 7 ~80% of pro forma 2024E net oil production hedged, underpins cash flow Pro forma 2024E ~90% uplift in cash flow from operations and >140% in free cash flow* further enhanced by synergies (assuming consistent Brent prices) Robust free cash flow generation allows for acceleration of shareholder returns, rapid debt reduction and future growth opportunities See slide 16 for information regarding pro forma 2024 estimates. $65 Brent $3.50 SoCal Border Price $75 Brent $4.00 SoCal Border Price $85 Brent $4.50 SoCal Border Price CRC 2024E Operating Cash Flow 71.4MM Fully Diluted Shares Pro Forma 2024E Operating Cash Flow 92.6MM Fully Diluted Shares ~45% Improvement in Operating Cash Flow Per Share P ro F o rm a 2 0 2 4 E F re e C a s h F lo w * S e n s itiv ity ($ M M ) (b e fo re s yn e rg ie s )

Top-Tier Independent, Low Decline, Conventional Oil Producer 0 20 40 60 80 100 120 140 160 180 CIVI PR PF CRC MUR CHRD MTDR CRGY KOS SM CPE VTLE TALO CRC MGY BRY 2024E Net Oil Production (MBOD)1 Peer Group 2022 SEC Reserves2 (MMBOE) PRO FORMA 2024E BASE OIL DECLINE RATE: ~13% PEER GROUP5 AVERAGE BASE OIL DECLINE RATE: ~30%3 See Slide 16 “Assumptions, Estimates and Endnotes” and for information regarding pro forma 2024 estimates. Pro Forma CR >110MBOD ~76% ~8% ~16% Oil NGLs Gas PRO FORMA 2024E NET TOTAL PRODUCTION + + 8

Synergies to Drive Significant Cost Savings

A DIFFERENT KIND OF ENERGY COMPANY

~$1.0B PV-10 of Est. Organic Synergies Over 10 Years



Est. Annualized Synergies ($MM)
All-In Costs[1]
+
AERA
Est. Annualized Organic Synergies[2] of
~$150MM
+
AERA
Pro Forma 2023
Operating Costs and G&A Synergies
CAPEX & Infrastructure Synergies
Pro Forma 15 Months Post Close

See Slide 16 "Assumptions, Estimates and Endnotes".

9

0% 1% 2% 3% 4% Compelling Shareholder Returns Program1 10See Slide 17 “Assumptions, Estimates and Endnotes”. Fixed Dividend Current ~2.70% Fixed Yield2 S&P Small Cap 600 XOP O&G E&P ETF S&P Mid Cap 400 S&P 500 Real EstateEnergy Utilities Consumer Staples Materials Financials IndustrialsHealth Care Information Technology Consumer Discretionary Comm. Services S&P 500 Sectors ▪ Intend to raise quarterly fixed dividend post close ▪ Competitive current fixed dividend yield vs. market participants ▪ Expanding SRP1 ~23% to $1.35B and extending through December 31, 2025 with $747MM remaining capacity Current Annualized Fixed Dividend Yield (%) Peer Group3

0.0x 0.5x 1.0x 1.5x 2.0x ▪ Free Cash Flow Deployment Priorities Significant FCF Drives Shareholder Returns, Balance Sheet Strength & Growth Opportunities $0.0 $1.5 $3.0 $4.5~$3.0B Pro Forma 5 Year Cumulative Free Cash Flow* ($B) Return Significant Cash to Shareholders ▪ Intends to increase fixed dividend ▪ Opportunistic buybacks with $747MM remaining authorization2 1. SHAREHOLDER RETURNS Invest for the Future ▪ Advance and grow the Carbon Management Business 3. GROWTH INVESTMENTS See slide 16 for information regarding pro forma 2024 estimates. See Slide 17 “Assumptions, Estimates and Endnotes”. 2024E Leverage Ratio*,3 Peer Group PEERS’ AVERAGE Superior Leverage Profile vs. peer group 1 2 3 4 TARGET4 4 5 6 7 8 9 10 11 12 13 2. BALANCE SHEET STRENGTH Maintain Low Leverage Ratio* ▪ Projecting pro forma leverage ratio of <0.5x within 12 months post close ▪ Invest to Maintain Flat Production Post Close: 11 (before synergies) + $65 Brent $3.50 SoCal Border Price $75 Brent $4.00 SoCal Border Price $85 Brent $4.50 SoCal Border Price At $75 Brent

12 + See Slide 17 “Assumptions, Estimates and Endnotes”. EXPANDING CALIFORNIA’S LEADING ENERGY PLATFORM Expands Leading Carbon Management Platform and Continued Leadership Across Sustainability Initiatives Accretive Across Key Financial Metrics Creates Scale and Asset Durability Enhances Cash Flow, Increases Free Cash Flow Available for Shareholder Returns, Maintains Strong Balance Sheet1

Appendix

Pro Forma 2024 Estimates (complete guidance available at closing) 14 Midstream Infrastructure Carbon Capture & StorageLow Carbon Intensity Production BTM Solar Opportunities FTM/Grid Power Production Geothermal Opportunities Southern California Central California Northern California ~76% ~8% ~16% Oil NGLs Gas 2024E NET TOTAL PRODUCTION 145 – 150MBOE/D Net Total Production $1,460 – $1,615MM Adj. EBITDAX* $420 – $470MM Capital $650 – $720MM Free Cash Flow* Cashflow Carbon California Higher Less Better 1 4 – 5 1H24 2H24 2024E ACTIVE DRILLING RIGS + See Slide 17 “Assumptions, Estimates and Endnotes”. (before synergies) (before synergies) (before synergies) (76% oil)

Strong Capital Structure & Credit Profile

Transaction Value	$2.1B
Equity *(21.2 million shares at $46.81 per share as of February 2, 2024)*	~$1.0B
Assumed Debt and Other[1]	~$1.1B

Path to Target Leverage Ratio[2] ($MM)



0.1x
<0.5x
CRC 3Q23 Leverage Ratio*
Pro Forma 2023E Leverage Ratio*
Targeted Debt Reduction
Pro forma Target Leverage Ratio* 12 Months Post Close

Transaction Summary

- 21.2MM shares of CRC's common stock to be issued to Aera's owners, IKAV managed entities and CPP Investments, with CRC's pro forma share count of 92.6MM of fully diluted shares
- Expect to have more than $800 million of liquidity within one year post close[2] and enhanced access to capital
- Commitment to achieve a leverage ratio* <0.5x within one year post close[2]



Strong Balance Sheet Position, Ample Liquidity and Financial Flexibility

See slide 16 for information regarding pro forma 2024 estimates. See Slide 17 "Assumptions, Estimates and Endnotes". * Leverage and debt levels are net.

15

Assumptions, Estimates and Endnotes: Pro forma 2024 estimates. This presentation includes certain forward-looking estimates of our pro forma combined operating and financial results for the year ended December 31, 2024. Unless otherwise noted, pro forma 2024 estimates are calculated assuming (i) the transaction closed on January 1, 2024, (ii) estimated annualized synergies outlined on slide 9 are excluded, and (iii) strip pricing as of January 25, 2024 of $79.81 per barrel of oil Brent price, NGL realizations of 68% of crude price and Henry Hub gas price of $2.65 per MMBtu. Total pro forma capital includes combined Carbon Management Business and E&P, Corporate and Other business needs. CRC plans to run a one rig program in the first half of 2024 focusing on workover and maintenance activity. In the second half of 2024, and assuming a successful resolution to the Kern County EIR litigation and resumption of a normalized level of permit approvals, CRC plans to run four to five rigs on a pro forma basis. Pro forma per share metrics are calculated using 92.6 million of fully diluted shares of CRC common stock post close, including 21.2 million shares of CRC common stock to be issued at closing of the transaction. All future quarterly dividends and share repurchases are subject to changes in commodity prices, restrictions under credit agreement covenants and the approval of CRC's Board. Pro forma 2024 estimates are forward-looking statements and are based on management’s expectations. Actual results could differ materially. Endnotes: Slide 3: (1) Aera’s enterprise value was calculated as 21.2 million of shares of CRC common stock based on a per share price of $46.81 as of February 2, 2024 plus $1.1B of assumed debt and other liabilities, which excludes a discounted hedge liability of ~$240MM, to be issued or assumed by CRC pursuant to the merger agreement. CRC’s enterprise value was calculated as $3.5B assuming company’s share price of $46.81 as of February 2, 2024, 71.4 million of fully diluted shares and $116MM of Net Debt* as of 3Q23. (2) Breakeven price represents the Brent price that CRC expects will generate sufficient revenue to allow CRC to cover its operating costs, taxes other than on income, capital expenditures and debt service. Breakeven price assumes pro forma 2024 estimates outlined on slide 14. Slide 4: (1) Source: Enverus 2023 data as of February 2, 2024. In 2023, California’s oil producers accounted for approximatively 23% of oil consumed by local refiners in California, source: www.energy.ca.gov. (2) EPA.gov. Slide 5: (1) Reserves determined as of December 31, 2022 and use 2022 SEC Prices of $100.25 per barrel for oil and $6.36 per MMBtu for natural gas. (2) Includes 27MMT Carbon Frontier Class VI permit submitted to EPA and a 27MMT Class VI EPA permit at Coles Levee that CRC plans to file in a reasonable period of time after close. Slide 6: (1) Fee simple covers ~95% of storage plume as per CRC internal estimates. (2) Internal CRC estimates. Includes unsubmitted permit for 27MMT for Coles Levee. (3) See slides 42 to 45 in CRC’s 2024 January deck for the details on the CTV JV and CTV JV project economic type curve assumptions. EBITDA estimates include 45Q tax credits. Results subject to effects of taxes, timing, pace of project development and Brookfield further approval to fund capital and participate in the CCS projects. (4) EPA.gov Slide 8: (1) Peer group’s production data from FactSet as of February 1, 2024. (2) Reserves determined as of December 31, 2022 and use 2022 SEC Prices of $100.25 per barrel for oil and $6.36 per MMBtu for natural gas. (4) Peer group average PDP oil decline rate consists of public data from Enverus (January 2024) except for (a) CRGY PDP decline rate of 20% as per company’s 3Q23 earnings presentation, and (b) BRY’s PDP decline rate of 13% as per Jefferies initiation report from October 18, 2022. Slide 9: (1) Represents all operating expenses and capital expenditures. (2) Excludes costs to achieve savings and taxes. 16

Assumptions, Estimates and Endnotes (cont.): Endnotes (cont.): Slide 10: (1) Future quarterly dividends and share repurchases are subject to changes in commodity prices, restrictions in our credit agreement covenants and approval of CRC’s Board. (2) Represents annualized 2024E fixed dividend by CRC’s market capitalization as of February 2, 2024. Sector yields sourced from FactSet as of February 2, 2024. (3) Peer dividend data from FactSet as of February 2, 2024. Peer group includes: BRY, CHRD, CIVI, CPE, CRGY, KOS, MGY, MTDR, MUR, PR, SM, TALO and VTLE. Slide 11: (1) The free cash flow amount shown is cumulative over the 2024-2028 period includes impact of existing hedge settlements and excludes synergies. These estimates are calculated assuming (i) the transaction closed on January 1, 2024, (ii) $65, $75 and $85 per barrel of oil Brent price through 2024 - 2028, NGL realizations of 68% of crude price and SoCal Border gas price of $3.50, $4.00 and $4.50 per MMBtu through 2024 - 2028, respectively, (iii) net total annual production between 145 – 150 mboepd (76% oil), (iv) decline rates between 10% to 15%, (v) G&A expenses of ~ $380MM through 2028, (vi) total pro forma capital needs of $420MM to $580MM inclusive of Carbon Management, and (vii) 4 to 5 rigs scenario starting from 2H24 and assuming a successful resolution to the Kern County EIR litigation and resumption of a normalized level of permit approvals. Pro forma 2024 - 2028 estimates are forward-looking statements and are based on management’s expectations. Actual results could differ materially. (2) All CRC’s future quarterly dividends and share repurchases are subject to commodity prices, credit agreement covenants and Board of Directors approval. These preliminary estimates are forward-looking statements and are based on management’s expectations. Actual results could differ materially. (3) 2024E leverage metrics data from FactSet as of February 1, 2024. Peer group includes: BRY, CHRD, CIVI, CPE, CRGY, KOS, MGY, MTDR, MUR, PR, SM, TALO and VTLE. (4) Targeted pro forma leverage ratio of ~0.5x within 12 months post close. Slide 12: (1) Assuming consistent Brent prices. Slide 15: (1) Debt and other includes long term debt, deferred consideration, make-whole obligations, and excludes the mark-to-market $240MM value of hedges among other items. (2) The liquidity range and target leverage ratio 12 months post close were calculated (i) use of strip pricing as of January 25, 2024 of $79.81 per barrel of oil Brent price, NGL realizations of 68% of crude price and Henry Hub gas price of $2.65 per MMBtu, (ii) assuming transaction closed on January 1, 2024, subject to customary closing conditions, regulatory approvals and CRC shareholder approval, (iii) estimated liquidity at 12/31/24 calculated as unrestricted cash of $335MM and $630MM capacity on CRC’s Revolving Credit Facility less $153MM in outstanding letters of credit, and (iii) partial realization of synergies due to a smaller period. These preliminary estimates are forward-looking statements and are based on management’s expectations. Actual results could differ materially. 17

Glossary

Term	Definition
Bcf	Billion Cubic Feet
BMT	Billion Metric Tons
CARB	California Air Resources Board
CCS	Carbon Capture and Storage
CCS+	Carbon Capture and Storage + EOR
CDMA	Carbon Dioxide Management Agreement
CEQA	California Environmental Quality Act
CGP	Cryogenic Gas Plant
CI	Carbon Intensity
CMB	Carbon Management Business
CO_2	Carbon Dioxide
CTV	Carbon TerraVault (a subsidiary of CRC)
DAC	Direct Air Capture
D&C	Drilling and Completions
E&P	Exploration and Production
EHPP	Elk Hills Power Plant
EIR	Environmental Impact Report
EOR	Enhanced Oil Recovery
EPA	Environmental Protection Agency
ESG	Environmental, Social and Governance
EV	Enterprise Value
FCF	Free Cash Flow
FEED	Front End Engineering and Design
FID	Final Investment Decision
GHG	Greenhouse Gas
IRR	Internal Rate of Return

Term	Definition
KMTPA	Thousand Metric Tons Per Annum
LCFS	Low Carbon Fuel Standard
MMT	Million Metric Tons
MMTPA	Million Metric Tons Per Annum
MRV	Monitoring, Reporting and Verification Plan
MT	Metric Tons
MTPA	Metric Tons Per Annum
ND	Net Debt
NRI	Net Revenue Interest
OCF	Operating Cash Flow
PD	Proved Developed
PDP	Proved Developed Producing
PF	Pro Forma
PUD	Proved Undeveloped
RSG	Responsibly Sourced Gas
ROFL	Right of First Look
R/P	Reserves to Production Ratio
RTC	Round-the-Clock
SFDR	Sustainable Finance Disclosure Regulation
SRP	Share Repurchase Program
SJB	San Joaquin Basin
SJV	San Joaquin Valley
TBA	To Be Announced
Tcf	Trillion Cubic Feet
WI	Working Interest

A DIFFERENT KIND OF ENERGY COMPANY

18

Joanna Park (Investor Relations) 818-661-3731 Joanna.Park@crc.com Richard Venn (Media) 818-661-6014 Richard.Venn@crc.com